UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K
 _______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 30, 2017

OrangeHook, Inc.
(Exact name of Registrant as Specified in its Charter)

Florida	000-54249	27-1230588
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

319 Barry Avenue South #300
Wayzata, Minnesota 55391
 (Address of Principal Executive Offices including Zip Code)

(442) 500-4665
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 8, 2017, OrangeHook, Inc., a Minnesota corporation (the "OrangeHook MN"), a wholly-owned subsidiary of OrangeHook, Inc., a Florida corporation (the "Company") and the five personal guarantors of OrangeHook MN's Promissory Notes with MEZ Capital LLC, a Minnesota limited liability company ("MEZ"), dated July 31, 2017 in the amount of $1,000,000 (the "July 31 Note") and dated July 7, 2017 (the "July 7 Note") (collectively, the "Notes") entered into a Forbearance Agreement with MEZ through October 30, 2017.  The terms of the Forbearance Agreement remain in effect until October 30, 2017, provided there is no default and require payments of $278,250 and $90,000 on October 1, 2017, and $1,054,500 on October 30, 2017.  The personal guarantors include board members James Mandel, Jeffrey Hattara, Donald Miller and Whitney Peyton.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The terms of the July 31 Note with MEZ required an interest payment of $90,000 to be made on August 30, 2017. OrangeHook, MN did not make the required payment. The July 31 Note identifies a default as a failure by the Company to perform an obligation under the agreement, for which there is no period of time to cure such default. This nonpayment by the Company constitutes an event of default. As of the date hereof, the aggregate outstanding amount is $1,144,500, which is comprised of principal of $1,000,000, accrued interest of $90,000 and late fees of $54,500.

Additionally, the terms of the July 7 Note required principal of $250,000 and accrued interest of $15,000 to be repaid on September 5, 2017, the maturity date. The July 7 Note identifies a default as a failure by OrangeHook MN to perform an obligation under the agreement, for which there is no period of time to cure such default. This nonpayment by OrangeHook MN constitutes an event of default. As of the date hereof, the aggregate outstanding amount is $278,250 which is comprised of principal of $250,000, accrued interest of $15,000 and late fees of $13,250.

Item 8.01 Other Events.

The Company is in discussions with MEZ to extend the terms of the aforementioned Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORANGEHOOK, INC.

Dated:   September 11, 2017
By:  /s/   David C. Carlson
               David C. Carlson
               Chief Financial Officer